Investor Presentation January 2020 Exhibit 99.1

This investor presentation contains statements concerning Bay Banks of Virginia, Inc.’s expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements may constitute "forward-looking statements" as defined by federal securities laws. These statements may address issues that involve estimates and assumptions made by management, risks and uncertainties, and actual results could differ materially from historical results or those anticipated by such statements. Factors that could have a material adverse effect on the operations and future prospects of Bay Banks of Virginia, Inc. include, but are not limited to, our ability to achieve the cost savings associated with the recent and planned initiatives and the expenses associated with those initiatives; our ability to successfully manage our growth or implement our growth strategy; changes in interest rates and general economic conditions; the legislative/regulatory climate; monetary and fiscal policies of the U. S. Government, including policies of the U.S. Treasury and Federal Reserve Board; the quality or composition of the loan or investment portfolios; demand for loan products; deposit flows; competition; demand for financial services in the company's market areas; acquisitions and dispositions; tax and accounting rules, principles, polices and guidelines; and other risks and uncertainties described from time to time in Bay Banks of Virginia Inc.’s reports filed with the Securities and Exchange Commission. These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on such statements, which speak only as of the date they are made. Except to the extent required by applicable law or regulation, Bay Banks of Virginia, Inc. undertakes no obligation to revise or update publicly any forward-looking statements for any reason. Caution Forward-Looking Statements

Company Overview

Company History Bay Banks of Virginia, Inc. (the “Company” or “BAYK”) is the holding company for Virginia Commonwealth Bank (“VCB” or the “Bank”) and VCB Financial Group, Inc. With nearly 170 years of combined history as independent community banks, Bank of Lancaster and Virginia Commonwealth Bank merged on April 1, 2017 VCB currently has 18 banking offices and one loan production office located throughout the Richmond metro area, and the Northern Neck and the Hampton Roads regions of Virginia VCB serves businesses, professionals and consumers with a wide variety of financial services, including retail banking, commercial banking and mortgage lending VCB Financial Group provides management services for personal and corporate trusts, including estate planning, estate settlement, trust administrations, wealth management and insurance services As of December 31, 2019, the Company had $1.13 billion in assets, $924 million in gross loans, $910 million in deposits and a market capitalization of $115 million

Overview of BAYK Headquartered in Richmond, BAYK has $1.13 billion in assets and improving performance metrics The Company is run by a deep and experienced management team Investments in the vibrant Richmond and Virginia Beach markets are yielding strong results for steady growth The Bank continues to realize increased efficiencies with scale, resulting from the 2017 merger and subsequent growth The focus of management (in the near term) is to increase profitability through growing and shifting loan mix, growing noninterest-bearing deposits, lowering deposit costs, and managing expenses 1 Bank level data. Year-end 2019 not available. 2 Excludes troubled-debt restructurings (TDRs) and purchased-credit impaired loans (PCI) Source: S&P Global Market Intelligence and SEC Filings

Improving Profitability Return on Average Assets Return on Average Equity Efficiency Ratio Net Interest Margin 1 Ratios for 2017 reflect additional loan loss provision recorded at year-end 2017 for a select portfolio of purchased consumer loans. 2 Adjustments to net income include one-time expenses related to the merger of $575 thousand in 2016, and $2.0 million in 2017 and merger-related expenses and costs incurred for early retirement program of $846 thousand in 2018; tax effected at a 34% tax rate in 2016 and 2017, 21% in 2018. Source: S&P Global Market Intelligence and SEC Filings Note: Adjusted profitability measures are non-GAAP (generally accepted accounting principles) measures. See discussion of non-GAAP measures at end of presentation. Adjusted2 As Reported Adjusted2 As Reported Adjusted2 As Reported 1 1

Improving Profitability Net Income and Pre-tax, Pre-provision Income1 Pre-tax, Pre-provision Income1 Net Income Dollars in thousands. 1 Pre-tax, pre-provision income is a non-GAAP measure. See discussion of non-GAAP measures at end of presentation. Source: S&P Global Market Intelligence and SEC Filings

Improving Profitability Return on Average Assets Return on Average Equity Efficiency Ratio Net Interest Margin Source: S&P Global Market Intelligence and SEC Filings

2019 Accomplishments Shifted strategy to reduce overall residential mortgage portfolio through amortization and increased focus on secondary market sales Executed noninterest expense initiatives Branch workforce reduction Residential mortgage staffing reduction Branch closure Hired Chief Revenue Officer responsible for net interest margin growth, including household penetration Added business banker and private banker to drive deposit growth in these segments Set incentives with heavier weighting on noninterest-bearing deposit generation Began decreasing deposit costs on both non-maturity and time deposits Moved to common board members for bank and holding company Issued $25 million of investment-grade subordinated notes Initiated share repurchase program

2020 Priorities Achieve desired run‐rate profitability levels of 1.00% annualized ROAA by fourth quarter 2020 Grow loans and deposits organically through effective sales, marketing and analytical capabilities – cross-selling execution is paramount Continue focus on selling residential mortgages into secondary market Execute cost savings initiatives – branch rationalization; announced one branch consolidation to be completed February 6, 2020 Drive wealth management business to profitability Continue lowering deposit costs (8 bps decline in 2H 2019)

2020 Headwinds Declining loan yields Net interest margin pressure Maintaining earning assets (payoffs / refinances) Repricing of existing earning assets Slowing loan growth Noninterest-bearing deposit growth Risk of loss of deposits in newer markets Executing cost saving initiatives Market Driven Cost saves will not make up for market driven conditions

Financial Highlights

Balance Sheet Trends Total Assets Total Net Loans Book Value Per Share Total Deposits Dollars in millions, except per share data 1 Tangible Book Value Per Share is a non-GAAP measure. See discussion of non-GAAP measures at end of presentation. Source: S&P Global Market Intelligence and SEC Filings Legacy VCB Legacy VCB Legacy VCB Book value per share Tangible book value per share1

Noninterest Income / Expense Noninterest Expense/ Average Assets Noninterest Income / Average Assets Note: Change in noninterest income / average assets from 2016 to 2017 is a result of increased assets due to the merger. 1 Adjusted noninterest expense excludes merger-related expenses in 2016, 2017, and 2018 and costs incurred for early retirement program in 2018. Adjusted noninterest expense is a non-GAAP measure. See discussion of non-GAAP measures at end of presentation. Source: S&P Global Market Intelligence and SEC Filings Primary Sources of Noninterest Income: Trust and Wealth Management fees Services charges and other bank fees Residential mortgage servicing and secondary market sales Adjusted1 As Reported

Loan Composition Trends Source: S&P Global Market Intelligence and SEC Filings

Asset Quality Ratios Nonperforming Assets1/ Assets Nonperforming Loans1 / Gross Loans Net Charge-offs / Average Loans Allowance for Loan Loses / Gross Loans 1 Excludes troubled-debt restructurings (TDRs) and purchased-credit impaired (PCI) loans Source: S&P Global Market Intelligence and SEC Filings

Deposit Composition Trends Source: S&P Global Market Intelligence and SEC Filings

Deposit Market Share & Branch Footprint Branch LPO MSA Deposit Market Share Note: Deposit data as of June 30, 2019; dollars in thousands Source: S&P Global Market Intelligence, FDIC, Company Documents

Virginia Market Demographics Overview Projected Population Growth (%) Projected Household Income Growth (%) Note: Percent of deposit franchise pertains to top chart Source: S&P Global Market Intelligence 9.6% Percent of Deposit Franchise 18.5% 4.3% 12.0% 0.1% 4.9% 7.3% 3.5% 5.7% 1.6% 7.3% 3.1% 22.1% 58.2% 4.3% 100% 100%

Market Conditions Headline News

Investment Opportunity With over $1.1 billion in assets, Bay Banks of Virginia, Inc. (BAYK) is the 3rd largest community bank headquartered in Richmond and 16th largest in the Commonwealth of Virginia Deep, talented leadership team with the ability to take the Company to the next level Emerging growth story with significant opportunities in Richmond and Hampton Roads markets, two vibrant Virginia markets The Company expects continued improving profitability in near term future quarters as it realizes additional scale from infrastructure investments

Leadership

Randal R. “Randy” Greene – Vice Chairman, President & Chief Executive Officer Mr. Greene is the President and CEO of Bay Banks of Virginia. He serves on the Boards of Bay Banks, Virginia Commonwealth Bank and VCB Financial Group. He joined the family of companies in the fall of 2011. Randy received his Bachelor of Business Administration from East Tennessee State University in 1982 and began his banking career in 1984. Prior to joining Bay Banks, Randy was a Regional President of State of Franklin Bank, a division of Jefferson Federal Bank in Johnson City, Tennessee. From 1996 to 2008, he was President and CEO, Director and Founder of State of Franklin Savings Bank and Chairman of its Executive Committee. Randy has substantial knowledge of successfully growing a community bank with experience in all areas of banking, including managing multiple teams, as a senior credit officer with years of direct experience working with regulatory agencies, 25 years of lending experience, and has been directly responsible for managing the asset quality of a $350 million community bank. He was awarded 2015 Outstanding Alumni for the College of Business at Eastern Tennessee State University. C. Frank Scott, III – Chairman of the Board & President of Virginia Commonwealth Bank Frank Scott is Chairman of the Board of Directors of the Company and President of the Bank. Prior to its merger with the Company, he served as Chief Executive Officer and President of Virginia BanCorp and Virginia Commonwealth Bank. Frank joined Virginia Commonwealth Bank in 1999 and was responsible for the overall management of the institution and implementation of business strategy. He became President in 2008 and followed Charles F. Scott, Jr. as Chief Executive Officer in 2011 upon his retirement. Frank served on the Board of Directors of Virginia BanCorp and Virginia Commonwealth Bank from 1987 until the merger with the Company and the Bank in April 2017, including service on numerous board committees. He is currently a member of the board of the Appomattox Educational Foundation. Frank received his B.S. degree in Finance from Virginia Tech in 1974 and his M.A. from the Charles F. Dolan School of Business at Fairfield University in Fairfield, Connecticut in 2003. Judy C. Gavant, CPA – Chief Financial Officer Ms. Gavant joined in March 2018 as Chief Financial Officer of Bay Banks of Virginia, Virginia Commonwealth Bank and VCB Financial Group. She brings more than 36 years experience in accounting, taxation, finance, and M&A. Ms. Gavant most recently served as Senior Vice President, Controller, and Chief Accounting Officer at Xenith Bankshares, Inc., which grew from $350 million in assets to over $3.0 billion in assets during her seven-year tenure. Prior to Xenith, Ms. Gavant served in a variety of leadership roles with both early-stage businesses and Fortune 500 corporations. She began her career with PriceWaterhouseCoopers LLP, where she served in the firm’s audit and tax practices over a nine-year period, and holds a BS in Accounting from Louisiana State University and a MS in Taxation from Virginia Commonwealth University. Leadership

Michael Troutman – Chief Revenue Officer Michael H. Troutman is Executive Vice President of the Company and Chief Revenue Officer of the Virginia Commonwealth Bank. Mr. Troutman has over 18 years as a successful banking industry leader. Prior to joining the Company and the Bank, Mr. Troutman held leadership roles within BB&T in Central Kentucky, Winston-Salem, North Carolina, and most recently in Newport News, Virginia as Senior Vice President, Market President. Mr. Troutman received his Bachelor of Arts degree in Management and Society from University of North Carolina at Chapel Hill. He is currently enrolled in the MBA program at the College of William and Mary, Raymond A. Mason School of Business in Williamsburg, Virginia. Mr. Troutman is a long-time supporter of United Way serving on various boards and committees, and has served on the School Board for Poquoson City Public Schools and as an Advisory Board Member for the Peninsula School for Autism (now the Faison Peninsula School) for several years. Andrew G. Ferguson – Chief Credit Officer Mr. Ferguson a 33-year banking veteran, has joined Virginia Commonwealth Bank as Executive Vice President, Chief Credit Officer. Prior to joining Virginia Commonwealth Bank, Mr. Ferguson began his banking career in Richmond at First Market Bank. He most recently served as Chief Credit Officer at The Heritage Bank in Georgia and previously worked as Executive Vice President, Chief Credit Officer at First Capital Bank in Richmond.  Mr. Ferguson is a graduate of the University of Virginia and earned an MBA in Economics from the University of Richmond – Robins School of Business. William (Bill) J. Callaghan – Chief Administrative Officer A 38-year banking veteran, Mr. Callaghan joined Virginia Commonwealth Bank in March 2018 as Executive Vice President, Chief Administrative Officer. In this position, he is one of our executives who oversees day-to-day administrative operations of our Bank, which includes deposits, loans, mortgages, wealth management, human resources and compliance. Mr. Callaghan has over 35 years of progressive management experience within the financial services industry. He has been responsible for managing and overseeing 15+ core system conversions successfully. Mr. Callaghan most recently served as Senior Vice President, Chief Information Officer of Xenith Bank in Richmond. He was one of the original members of their Executive Team to assist in the start-up of Xenith. One of his initial tasks was to build the Technology and Operations platform. Mr. Callaghan built the infrastructure to be scalable and flexible to support a fast growing multi-billion-dollar financial institution without compromising on efficiency, productivity or security.   Leadership (continued)

Leadership (continued) Eric F. Nost – President & Chief Executive Officer of VCB Financial Group Mr. Nost, a financial services executive with over 30 years experience, leads Bay Banks’ wealth management subsidiary, VCB Financial Group, as President and CEO. Prior to Bay Banks, he managed a bank-owned investment firm, C&F Wealth Management Corp., building it to over $400 million in assets under management. A U.S. Navy veteran, Mr. Nost is a graduate of Virginia Military Institute, earned an MBA degree from Liberty University, and is a Certified Financial Planner.

Appendix

Non-GAAP Reconciliation Notes: Set forth above are calculations of each of the non-GAAP financial measures included in the presentation. Management believes that these non-GAAP measures are meaningful because management uses them to assess the financial performance of the Company. Calculations of these non-GAAP financial measures may not be comparable to the calculation of similarly titled measures reported by other companies. (1) Tax rate of 34% in years through 2017 and 21% in 2018 and 2019.

Non-GAAP Reconciliation Notes: Set forth above are calculations of each of the non-GAAP financial measures included in the presentation. Management believes that these non-GAAP measures are meaningful because management uses them to assess the financial performance of the Company. Calculations of these non-GAAP financial measures may not be comparable to the calculation of similarly titled measures reported by other companies.

www.baybanks.com www.vcb.bank Contact Information Randy Greene Vice Chairman, President & Chief Executive Officer 804-435-4102 Randal.Greene@vcb.bank Judy Gavant Executive Vice President & Chief Financial Officer 804-518-2606 Judy.Gavant@vcb.bank